TRANSAMERICA SERIES TRUST
Supplement dated July 16, 2008 to the Prospectus dated May 1, 2008,
Transamerica PIMCO Total Return VP
The following information supplements and amends information concerning Transamerica PIMCO Total Return VP beginning on page TPIMCO-1 in the Prospectus:
The portfolio may also invest up to 10% of its total assets in preferred stocks.
STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.
PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.
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Investors Should Retain this Supplement for Future Reference